Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Neil Smit, the President and Chief Executive Officer of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "Report") filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neil Smit
Neil Smit
President and Chief Executive Officer
March 30, 2006